UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2005
MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)
                   Delaware
(State or other jurisdiction of
incorporation)

011-32385	20-6196808

Commission File Number	(IRS Employer Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)
                     Delaware
(State or other jurisdiction of
incorporation)

011-32384	43-2052503

Commission File Number	(IRS Employer Identification No.)

125 West 55th Street, New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
(212) 231-1800

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR .425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
SIGNATURES

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On November 21, 2005, Macquarie Infrastructure Company (“MIC”), through a wholly-owned subsidiary, entered into two loan agreements dated as of November 17, 2005, each providing for $80 million of term loan borrowing, $160 million in the aggregate, and a $20 million revolving credit facility. MIC intends to use the $160 million in term loans to partially fund the acquisition of The Gas Company, LLC (“TGC”). The acquisition is subject to regulatory and other approvals. The agreements contemplate borrowings of the term loans by HGC Holdings, LLC (“HGC”), the parent company of TGC, and by TGC, concurrently with MIC’s acquisition of those entities. The counterparties to each agreement are Dresdner Bank AG, London Branch, as administrative agent, Dresdner Kleinwort Wasserstein Limited, as lead arranger, and the other lenders party thereto. MIC intends to utilize the $20 million revolving credit facility to finance TGC’s working capital and to finance or re-finance TGC’s capital expenditures for regulated assets.
Upon borrowing, the term loans and revolver will be obligations of MIC’s operating subsidiaries containing the business of TGC and will be non-recourse to MIC and its other businesses. The obligations under the credit agreements will be secured by security interests in the assets of TGC as well as the equity interests of TGC and HGC. The terms and conditions for the facilities includes events of default and representations and warranties that are generally customary for facilities of this type.
Select details of the term and revolving credit facilities are presented below:

	HOLDING COMPANY	OPERATING COMPANY DEBT
DEBT

Borrowers	HGC Holdings, LLC	The Gas Company, LLC

Borrowings:	$80 MM Term Loan	$80 MM Term Loan	$20 MM Revolver

Security	First priority security interest on HGC assets and equity interests.	First priority security interest on TGC assets and equity interests.

Term	7 years from date of first drawdown	7 years from date of first drawdown	7 years from date of first drawdown on TGC term loan

Amortization	Payable at maturity	Payable at maturity	Payable at maturity

Rate	LIBOR plus	LIBOR plus	LIBOR plus
Years 1-5	0.60%	0.40%	0.40%
Years 6-7	0.70%	0.50%	0.50%

Hedging:	We have entered into forward starting interest rate swaps (fixed v. LIBOR) fixing funding costs at 4.84% for 7 years on a notional value of $160 million		—

Covenants prior to First Drawdown	Maximum Debt to EBITDA of 6.6x at closing		—

Distributions Lock-Up Test	—	12 mo. look-forward and 12 mo. look-backward adjusted EBITDA /interest < 3.5x	—

Mandatory Prepayments	—	12 mo. look-forward and 12 mo. look-backward adjusted EBITDA /interest < 3.5x for 3 consecutive quarters,	—

Events of Default Financial Triggers	—	Adjusted EBITDA /interest <2.50x	Adjusted EBITDA /interest <2.50x

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
	By:	MACQUARIE INFRASTRUCTURE COMPANY LLC, as Sponsor

Date: November 25, 2005	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer

MACQUARIE INFRASTRUCTURE COMPANY LLC
Date: November 25, 2005	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer